UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 21, 2012
Date of report (Date of earliest event reported):

VLOV INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53155	20-8658254
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11F, No. 157 Taidong Road Xiamen Guanyin Shan International Business Center Siming District, Xiamen City Fujian Province People’s Republic of China	361008
(Address of principal executive offices)	(Zip Code)

+86 (592) 2345999
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 7.01	Regulation FD Disclosure

The presentation materials attached hereto as Exhibits 99.1 and 99.2 are being filed in connection with potential investor presentations by the registrant.

The information in Item 7.01 and Item 9.01(d) in this current report, and Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
99.1	Presentation of VLOV Inc.
99.2	Executive summary of VLOV Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VLOV INC.
Date:	August 21, 2012	(Registrant)

		By:	/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer